Joint Filer Information

Title of Security:           Common Stock

Issuer & Ticker Symbol:      Mirant Corporation (MIR)

Designated Filer:            Paulson & Co. Inc.

Other Joint Filers:          Paulson Partners L.P. ("Paulson Partners");
                             Paulson Partners Enhanced, L.P. ("Enhanced L.P.");
                             Paulson International Ltd.
                                 ("Paulson International");
                             Paulson Advantage Select Master Fund Ltd.
                                 ("Select Master");
                             Paulson Advantage Master Ltd. ("Advantage Master");
                             Paulson Advantage Plus Master Ltd.
                                 ("Advantage Plus Master");
                             Paulson Enhanced Ltd. ("Enhanced Ltd."); and
                             John Paulson

Addresses:                   The address of Paulson Partners, Enhanced L.P.
                             and John Paulson is 590 Madison Avenue, New York,
                             New York 10022.

                             The address of each of Paulson International, Select Master, Advantage Master, Advantage Plus Master and Enhanced Ltd. is c/o BNY Alternative Investment Services Ltd., 18 Church Street, Skandia House, Hamilton, HM11, Bermuda.

Signatures:


Dated:  November 17, 2008

                               PAULSON PARTNERS L.P.
                               By: Paulson Advisers LLC, general partner
                               By: Paulson & Co. Inc., managing member


                               By: /s/ Stuart L. Merzer
                                   --------------------
                               Name:   Stuart L. Merzer
                               Title:  General Counsel &
                                       Chief Compliance Officer


                               PAULSON ENHANCED L.P.
                               By: Paulson Advisers LLC, general partner
                               By: Paulson & Co. Inc., managing member


                               By: /s/ Stuart L. Merzer
                                   --------------------
                               Name:   Stuart L. Merzer
                               Title:  General Counsel &
                                       Chief Compliance Officer

                               PAULSON INTERNATIONAL LTD.
                               By: Paulson & Co. Inc., as Investment Manager


                               By: /s/ Stuart L. Merzer
                                   --------------------
                               Name:   Stuart L. Merzer
                               Title:  General Counsel &
                                       Chief Compliance Officer


                               PAULSON SELECT MASTER FUND LTD.
                               By: Paulson & Co. Inc., as Investment Manager


                               By: /s/ Stuart L. Merzer
                                   --------------------
                               Name:   Stuart L. Merzer
                               Title:  General Counsel &
                                       Chief Compliance Officer


                               PAULSON ADVANTAGE MASTER LTD.
                               By: Paulson & Co. Inc., as Investment Manager


                               By: /s/ Stuart L. Merzer
                                   --------------------
                               Name:   Stuart L. Merzer
                               Title:  General Counsel &
                                       Chief Compliance Officer


                               PAULSON ADVANTAGE PLUS MASTER LTD.
                               By: Paulson & Co. Inc., as Investment Manager


                               By: /s/ Stuart L. Merzer
                                   --------------------
                               Name:   Stuart L. Merzer
                               Title:  General Counsel &
                                       Chief Compliance Officer



                               PAULSON ENHANCED LTD.
                               By: Paulson & Co. Inc., as Investment Manager


                               By: /s/ Stuart L. Merzer
                                   --------------------
                               Name:   Stuart L. Merzer
                               Title:  General Counsel &
                                       Chief Compliance Officer


                               Stuart Merzer
                               -------------
                               Stuart Merzer, as Attorney-in-Fact
                                       For John Paulson

                                POWER OF ATTORNEY

The undersigned hereby makes, constitutes and appoints Stuart Merzer as the undersigned's true and lawful authorized representative, attorney-in-fact and agent, with the power individually to execute for and on behalf of the undersigned and to file with and deliver to the United States Securities and Exchange Commission and any other authority or party required or entitled to receive the same: (a) any Forms 3, 4 and 5, and any amendments thereto, in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules promulgated thereunder; and (b) any Schedule 13D or Schedule 13G, and any amendments thereto, on behalf of the undersigned in accordance with Section 13 of the 1934 Act and the rules promulgated thereunder.

The undersigned also hereby grants to such attorney-in-fact the full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the 1934 Act or any other provision of the 1934 Act or the rules promulgated thereunder.

This Power of Attorney shall remain in full force and effect until earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of October 29, 2008.


/s/ John Paulson
----------------
John Paulson


                        ACKNOWLEDGEMENT IN NEW YORK STATE

STATE OF NEW YORK, COUNTY OF NEW YORK ss.:

     On October 29, 2008, before me, the undersigned personally appeared, John Paulson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                                /s/ Marsha Rojas
                                                                ----------------
                                                                    Marsha Rojas
                     (signature and office of individual taking acknowledgement)

                                                         [Notary Stamp and Seal]